Mining Opportunities April 7, 2008 Howard Weil Energy Conference Bennett K. Hatfield President and CEO Exhibit 99.1

Mining Opportunities
Statements that are not historical fact are forward-looking statements and may involve a number of risks and uncertainties. We have used the words “anticipate” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“predict,” “project” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; the consummation of financing, acquisition or disposition transactions and the effect thereof on our business; our plans and objectives for future operations and expansion or consolidation; our ability to obtain permits; our relationships with, and other conditions affecting, our customers; the availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-
term coal supply arrangements; risks in coal mining; unexpected maintenance and equipment failure;
environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; competition; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements; the impairment of the value of our goodwill; the ongoing effect of the Sago mine explosion; and our liquidity, results of operations and financial condition; the adequacy and sufficiency of our internal controls and legal and administrative proceedings, settlements, investigations and claims.
You should keep in mind that any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. See also the “Risk Factors” of our 2007 Annual Report on Form 10-K, which is currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur. All data presented herein is as of December 31, 2007, unless otherwise noted.
Forward-Looking Statements

Mining Opportunities
International demand has reshaped the US coal market
– Strong export growth appears sustainable through 2009 & beyond
– Imports expected to decline
Domestic supply-demand “rebalancing” is underway
– Lower Eastern production due to regulatory constraints and depletion
– Improved electricity demand for coal driven by lower nuclear output and high natural gas prices
– International dynamics add momentum and support
Outlook indicates pricing strength has substantial duration
Although US economic challenges pose some risk, coal
demand is expected to be fairly resilient
Overview of Current Coal Markets

Mining Opportunities
Broad supply constraints
Australia’s export infrastructure continues to constrain output, with situation exacerbated by recent flooding
South African utility Eskom facing chronic coal shortages that are expected to temper exports for at least 2 years
Russia’s and Ukraine’s production issues continue
Political instability discourages reliance on Venezuela
Strong demand growth
Remarkable demand growth in China will likely make them a net importer going forward
India’s critical coal shortages are forcing sharp increase in imports;
forward demand expected to outstrip domestic production growth
International Market Issues

$ per metric tonne
South Africa
Russia
Australia
Columbia
Indonesia
Average

Mining Opportunities
International FOB Vessel Prices
$'s per Metric Ton
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
$130.00
Origin Country
March, 2007
February, 2008
Selected World Price Trends

Mining Opportunities
Supply response to rising demand will likely face significant impediments to increasing Eastern production
- Environmental activists will continue to challenge and litigate most new mining permit approvals, regardless of regulatory concessions, which will significantly extend Army Corps permitting timeframes;
- Increased MSHA scrutiny of mine plans and heightened enforcement will continue to hinder productivity – particularly at underground mines
- Labor shortages are significant, particularly in Southern WV coal fields
- Appalachian production is down 3% YTD 2008 (per EIA)
US coal demand will likely continue to grow
Electricity output up 0.6% YTD (EEI)
High natural gas prices and lower nuclear generation are expected to increase pressure on coal fired electrical generating plants
Domestic Market Issues

30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
28-Sep-07
31-Dec-07
31-Jan-08
29-Feb-08
31-Mar-08

Mining Opportunities
Prompt Month Spot Prices
End of Month Values per ICAP United, Inc.
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
$105.00
$110.00
$115.00
$120.00
CSX 12500 1.6#
Pitt 8 13000 3.4#
US Spot Prices Are Up Sharply

Mining Opportunities
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
CAPP 12500 <1% Forward Prices
31-Jan-06
$57.50 $55.50 $54.75 $54.00
30-Sep-06
$47.85 $48.75 $49.50 $50.25
31-Dec-06
$41.25 $44.50 $45.50 $46.50
31-Jan-07
$37.00 $40.25 $42.75 $44.00
31-Jul-07
$43.25 $46.50 $49.35 $51.10
31-Mar-08
$82.75 $75.50 $72.25
2007 2008 2009 2010
Term Prices Are Also Strong

Mining Opportunities
Continued growth in coal demand to supply US and
international energy needs
Increased supply discipline as producers should have
learned hard lessons from demand swings of 2005-07
Significant impediments to production expansion
Build-out of scrubbers by Eastern utilities should generally favor Appalachian region coals over PRB
– Higher BTU and lower transportation cost will be key advantages
– Eastern supply expected to remain tight & pricing firm
Overall strengthening of industry through consolidation
General Outlook for Coal Industry

10 Mining Opportunities Overview of International Coal Group

Mining Opportunities
Well-positioned with operations in 3 of 4 largest US coal producing regions
Extensive reserve base (69% owned) supports internal growth opportunities
Substantial holdings of metallurgical quality coal
Growth strategy targeted toward higher margin metallurgical and premium steam coal markets
100% union free workforce
Solid balance sheet with minimal long-term legacy liabilities
Large investment grade customer base
Key ICG Highlights
Summary Statistics
Market capitalization  : $970.9 million
Coal reserves: 964 million tons
Reserve life:
Approximately 55 years
Employees: 2,330
2007 tons sold: 18.3 million
2007 tons produced: 16.4 million
Notes:
1   Market capitalization is based on 152.9 million shares outstanding and a stock price of $6.35 as of March 31, 2008.
1

Mining Opportunities
12 active mining complexes - 7 in Central Appalachia, 4 in
Northern Appalachia, and 1 in Illinois Basin
3 mine complexes (Raven, Sentinel and Beckley) opened
within last 18 months; Tygart #1 expected to open by late 2009
Current and Future Operations
ICG Illinois
Illinois
Kentucky
Ohio
Beckley
West
Virginia
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Sentinel
Tygart Valley #1
Vindex
Patriot
Jennie Creek
Current Operations Future Operations
ADDCAR ICG Corporate

Mining Opportunities
ICG controls 964 million tons of high-quality reserves that are primarily high BTU, low sulfur steam and metallurgical coal
CAPP/NAPP reserves of 578 million tons are 55% met quality
High-Caliber Reserve Base
CAPP, 221 million tons
NAPP, 357 million tons
Illinois Basin,
386 million tons
40%
23%
37%

Mining Opportunities
Total Reserve Profile: Owned vs. Leased
69%
31%
Leased
298 million tons
ICG ownership % is among largest of publicly traded peers
Peer group median ownership is less than 30%
Owned
666 million tons

Mining Opportunities
Projected Production 2008-2010
16.40
16.50
14.90
8
10
12
14
16
18
20
22
24
26
2005 2006 2007 2008 2009 2010
Note:
1    2005 pro forma for acquisition of Anker / CoalQuest
2    Per management guidance as of 3/31/08
CAPP 66% 68% 68% 66% 66% 64%
NAPP 19% 19% 19% 22% 21% 24%
ILB 15% 13% 13% 12% 13% 12%
Production by Region
1
Target projects that create
high margin production
Key focus: increase met tons
Three mine complexes
developed in past 18 months
added 3.9 million annual tons
production capacity
18.5-19.5
19-20
21-22
2
Production Plans Call For Selective Growth

16 Mining Opportunities Production By Type Production By Region 2008 Production Profile 22% NAPP 66% CAPP 12% ILB 10% Met 90% Steam

17 Mining Opportunities 2.6 2.2 2.0 0.5 0.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2006 2007 2008 2009 2010 Increasing Metallurgical Coal Production

18 Mining Opportunities 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2006 Actual 2007 Projected 2008 Projected Year Thermal Met Total Exports Increasing Export Sales

Mining Opportunities
Projected Sales
19.5-20.5           20.0-21.0        21.0-22.0
(mm tons)
Committed Tonnage
Strong committed sales level
for 2008-2009, yet substantial
room for upside from market
improvement
2
Note:
1 Committed tonnages for 2008-2010 are estimated as of 03/31/08
2 Per management guidance as of 03/31/08
94
73
34
1
15
6
26
51
0
20
40
60
80
100
2008 2009 2010
Favorable Sales Position
Uncommitted
Committed (subject to re-pricing)
Committed and priced
1

Mining Opportunities
Maintain a prudent capital structure and flexible balance
sheet to support multiple internal growth initiatives
Pursue measured growth initiatives through the development
of owned and controlled reserves
Maintain financial flexibility for the possible acquisition of reserves and/or operations
Financial and Investment Strategy

Mining Opportunities
Cash and equivalents (in millions)
$ 107.2
Debt
(in millions):
Credit facility $       0 - matures June 2011
10.25% Senior Notes 175.0 - matures July 2014
9% Convertible Senior Notes 225.0 - matures August 2012
Other debt 12.3 - matures on various dates
$412.3
Debt-to-capitalization ratio of 44.4%
Debt-to-market capitalization ratio of 33.5%
Credit Agreement statistics:
– Borrowing capacity of $100 million
(requirements reduced by Convertible Notes)
– $70.0 million of letters-of-credit outstanding, no other draws
– $30.0 million of borrowing capacity remains
– In compliance with all debt covenants
Capital Structure as of December 31, 2007

Mining Opportunities
Projected 2008 capital spending of $157 million includes:
– Completion of the Sentinel and Beckley projects
– Initial site development & slope construction at Tygart #1 Complex
– Continued upgrading of equipment & facilities at other ICG operations
Capital Expenditures
Capital Expenditures ($mm)
60%
60%
55%
57%
43%
45%
40%
40%
0
50
100
150
200
250
2005 2006 2007 2008
Maintenance Growth
Total             $116                                  $196  $181
$157 Frcst.
Frcst.
.

Mining Opportunities
We anticipate substantial performance upside due to
favorable timing of new met operations
ICG expects to benefit from entering the strong 2008 market
period with high uncommitted steam tonnage
We intend to continue layering in new contracts to balance
risk and enhance revenue stability
Capital spending prioritizes development of higher margin
reserves, favoring met quality and owned properties
Summary

24 Mining Opportunities Thank You!